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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) - December 17, 2001
                                                         -----------------



                      ANWORTH MORTGAGE ASSET CORPORATION
                      ----------------------------------
            (Exact name of Registrant as specified in its Charter)




           Maryland                     001-13709                52-2059785
           --------                     ---------                ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)



1299 Ocean Avenue, Suite 200, Santa Monica, California            90401
-------------------------------------------------------         ----------
(Address of Principal Executive Offices)                        (Zip Code)



      Registrant's telephone number, including area code:   (310) 394-0115
                                                            --------------


                                    Not Applicable
           ---------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)
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Item 7.   Exhibits.

             (a)  Not Applicable.

             (b)  Not Applicable.

             (c)  Exhibits.

                  Exhibit 99.1
                  ------------

                  Press Release dated December 17, 2001 of the Registrant.


Item 9.  Registration FD Disclosure.

     On December 17, 2001, Anworth Mortgage Asset Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ACACIA RESEARCH CORPORATION



Date: December 17, 2001         By: /s/ Lloyd McAdams
                                   ------------------------------
                                   Name:  Lloyd McAdams
                                   Title: Chairman and Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------



Exhibit Number                                   Description
--------------                                   -----------
    99.1               Press Release dated December 17, 2001, of the Registrant.



                                 EXHIBIT INDEX
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